SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT

                                  (Amendment 1)

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 28, 2003



                          Commission File No. 000-31727

                       TRANSFORM PACK INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

               Minnesota                               41-1886254
    (State or Other Jurisdiction of                   (IRS Employer
     Incorporation or Organization)                Identification No.)




                           12230 Forest Hill Boulevard
                                    Suite 157
                            Wellington, Florida 33414
                    (Address of principal executive offices)

                                 (561) 227-1597
                           (Issuer's telephone number)




                 929 Cedar Cove Road, Wellington, Florida 33414
         (Former name or former address, if changed since last report.)

Transform Pack International, Inc., a Minnesota corporation, is filing this amendment to its Form 8-K dated May 28, 2003 in order to provide Item 7. (a) Financial Statements of Business Acquired


ITEM 7.  Financial Statements and Exhibits

         (a) Financial Statements of Business Acquired.

            The audited financial statements of Quantum HIPAA Consulting Group, Inc. for the fiscal years ended October 31, 2002 and 2001

            The unaudited financial statements of Quantum HIPAA Consulting Group, Inc. for the six months ended April 30, 2003 and 2002, and for the period July 24, 2001 (inception) to April 30, 2003.

         (b) Pro Forma Financial Information.


            The pro forma balance sheets at April 30, 2003 and October 31, 2002.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Transform Pack International, Inc.


Date:  October 2, 2003              /s/ Noel J. Guillama, President

                                TABLE OF CONTENTS



Independent Auditor's Report                                                   4


Financial Statements:


 Balance Sheets as of October 31, 2002 and 2001
   and unaudited as of April 30, 2003                                          5


 Statements of Operations for the year ended October 31, 2002, for the period
   July 24, 2001 (inception) to October 31, 2001, unaudited for the six months ended April 30, 2003 and 2002, and unaudited for the period July
   24, 2001 (inception) to April 30, 2003.                                     6


 Statements of Changes in Deficiency in Assets for the year ended October 31,
   2002, the for the period July 24, 2001 to October 31, 2001, and unaudited
   for the six months ended April 30, 2003                                     7


 Statements of Cash Flow for the year ended October 31, 2002, for the period
   July 24, 2001 (inception) to October 31, 2001, unaudited for the six months ended April 30, 2003 and 2002, and unaudited for the period July
   24, 2001 (inception) to October 31, 2003                                    8


 Notes to Financial Statements                                                 9

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders

Quantum HIPAA Consulting Group, Inc.



We have audited the accompanying balance sheets of Quantum HIPAA Consulting Group, Inc. as of October 31, 2002 and 2001, and the related statements of operations, changes in deficiency in assets and cash flows for the year ended October 31, 2002 and for the period July 24, 2001 (inception) to October 31,
2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Quantum HIPAA Consulting Group, Inc. as of October 31, 2002 and 2001, and the results of its operations and its cash flows for the year ended October 31, 2002 and for the period July 24, 2001 to October 31, 2001 in conformity with accounting principles generally accepted in the United States of America.



The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses and had negative cash flows from operations which raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in the Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.





/s/ Daszkal Bolton LLP



Boca Raton, Florida

September 9, 2003

                      Quantum HIPAA Consulting Group, Inc.
                        ( A Development Stage Enterprise)
                                  Balance Sheet


                                         October 31,   October 31,    April 30,
                                            2002          2001          2003
                                         -----------   -----------   -----------
                                                                     (unaudited)

ASSETS

Current assets:
   Cash                                  $        -    $      555    $        -
                                         -----------   -----------   -----------
   Total current assets                           -           555             -

Property and equipment, net of
 accumulated depreciation of
 $1,657, $414 and $2,279                      2,072         3,315         1,450
Other assets                                  1,820         1,820
                                         -----------   -----------   -----------
Total assets                             $    3,892    $    5,690    $    1,450
                                         ===========   ===========   ===========


LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
   Accounts payable and accrued
    liabilities                          $   18,788    $   25,006    $   71,245
   Loan payable - shareholder               179,080        88,260       183,612
                                         -----------   -----------   -----------

Total current liabilities                   197,868       113,266       254,857


Commitments and contingencies


Deficiency in assets                       (193,976)     (107,576)     (253,407)
                                         -----------   -----------   -----------
Total liabilities and deficiency in
 assets                                  $    3,892    $    5,690    $    1,450
                                         ===========   ===========   ===========

                See accompanying notes to financial statements.

                      Quantum HIPAA Consulting Group, Inc.
                        (A Development Stage Enterprise)
                             Statement of Operations



                                             For the period
                           For the year    from July 24, 2001     For the six month ended      July 24, 2001
                              ended          (inception) to    ------------------------------  (inception) to
                         October 31, 2002   October 31, 2001   April 30, 2003  April 30, 2002  April 20, 2003
                         ----------------  ------------------  --------------  --------------  --------------
                                                                (unaudited)     (unaudited)      (unaudited)
Expenses Representing
 Net Loss                $       (86,400)  $        (127,576)  $     (59,431)  $     (48,134)  $    (273,407)
                         ================  ==================  ==============  ==============  ==============






Basic and diluted
 loss per common share   $        (0.004)  $          (0.006)  $      (0.003)  $      (0.002)  $      (0.014)
                         ================  ==================  ==============  ==============  ==============

Weighted average number
 of common shares
 outstanding                  20,000,000          20,000,000      20,000,000      20,000,000      20,000,000
                         ================  ==================  ==============  ==============  ==============


                See accompanying notes to financial statements.

                      Qunatum HIPAA Consulting Group, Inc.
                        (A Development Stage Enterprise)
                  Statement of Changes in Deficiency in Assets


                            Common Stock                  Accumulated
                     par value $.001 per share              Deficit
                       90,000,000 authorized   Additional   During
                     -------------------------  Paid-in   Development   Total
                     # of Shares     Amount     Capital      Stage    Deficiency
                     ------------ ------------ ---------- ----------- ----------

Balance 7/24/01
      (inception)               - $          - $        - $        -  $       -


Sale of common stock   20,000,000 $     20,000 $        -                20,000
Net Loss                                                  $ (127,576)  (127,576)
                     ------------ ------------ ---------- ----------- ----------
Balance 10/31/01       20,000,000 $     20,000 $        - $ (127,576) $(107,576)

Net Loss                                                  $  (86,400) $ (86,400)
                     ------------ ------------ ---------- ----------- ----------
Balance at 10/31/02    20,000,000 $     20,000 $        - $ (213,976) $(193,976)


Unaudited:

Net Loss                                                  $  (59,431)   (59,431)
                     ------------ ------------ ---------- ----------- ----------
Balance at 4/30/03     20,000,000       20,000 $        - $ (273,407) $(253,407)
                     ============ ============ ========== =========== ==========











                 See accompanying notes to financial statements.

                      Quantum HIPAA Consulting Group, Inc.
                        (A Development Stage Enterprise)
                             Statements of Cash Flow

                                           For the period
                                         from July 24, 2001  Six months  Six months  July 24, 2001
                            Year ended     (inception to       ended       ended     (inception) to
                            October 31,     October 31,       April 30    April 30      April 30
                                2002           2001             2003        2002          2003
                            -----------  ------------------  ----------  ----------  --------------
                                                             (unaudited) (unaudited)  (unaudited)

OPERATING ACTIVITIES
 Net (loss)                 $  (86,400)  $        (127,576)  $ (59,431)  $ (48,134)  $    (273,407)
                            -----------  ------------------  ----------  ----------  --------------
 Adjustments to reconcile
   net loss to net cash used
   in operating activities:
    Depreciation and
    amortization                 1,243                 414         622         622           2,279

 Changes in operating
  assets and liabilities:
   (Increase) decrease in
    other assets                                    (1,820)      1,820
   Increase (decrease) in
    accounts payable
    and accrued liabilities     (6,218)             25,007      52,457     (16,528)         71,246
                            -----------  ------------------  ----------  ----------  --------------
   Total adjustments            (4,975)             23,601      54,899     (15,906)         73,525
                            -----------  ------------------  ----------  ----------  --------------

    Net cash used in
    operating activities       (91,375)           (103,975)     (4,532)    (64,040)       (199,882)

INVESTING ACTIVITIES
 Purchase of property and
  equipment                                         (3,730)                                 (3,730)
 Investment in related
  companies
                            -----------  ------------------  ----------  ----------  --------------
  Net cash (used in)
  investing activities               -              (3,730)          -           -          (3,730)
                            -----------  ------------------  ----------  ----------  --------------

FINANCING ACTIVITIES
 Proceeds from loan
  payable- shareholder          90,820              88,260       4,532      63,485         183,612
 Proceeds from issuance of
  common stock                                      20,000                                  20,000
                            -----------  ------------------  ----------  ----------  --------------
Net cash provided by
 financing activities           90,820             108,260       4,532      63,485         203,612
                            -----------  ------------------  ----------  ----------  --------------

Net increase (decrease) in
 cash                             (555)                555           0        (555)             (0)

Cash at beginning of period        555                   -           -         555               -
                            -----------  ------------------  ----------  ----------  --------------

Cash at end of period       $       (0)  $             555   $       0   $      (0)  $          (0)
                            ===========  ==================  ==========  ==========  ==============


 Supplemental disclosures
  of cash flow information:

   Cash paid during the
    period for interest     $        -   $               -   $       -   $       -   $           -



                    See accompanying notes to financial statements.

QUANTUM HIPAA CONSULTING GROUP, INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS



NOTE 1:  DESCRIPTION OF COMPANY

Quantum HIPAA Consulting Group, Inc. was incorporated on July 24, 2001. The Company is a development stage enterprise which was formed to provide medical practice and HIPAA compliance consulting services to the health care industry.

The accompanying financial statements reflect ongoing losses, negative cash flows from operating activities, negative working capital and shareholders' deficit.

The Company has no revenues to date. Since its inception, the Company has been dependent upon the receipt of capital investment to fund its continuing activities. In addition to the normal risks associated with a new business venture, there can be no assurance that the Company's business plan will be successfully executed. The Company's ability to execute its business model will depend on its ability to obtain additional financing and achieve a profitable level of operations. There can be no assurance that sufficient financing will be obtained. Nor can any assurance be made that the Company will generate substantial revenues or that the business operations will prove to be profitable. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


NOTE 2:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents

The  Company   considers  all  highly  liquid  debt  instruments  with  original maturities of three months or less to be cash equivalents. For the six months ended July 31, 2003 and 2002, there were no cash equivalents.

Property and Equipment

Furniture and equipment are stated at cost. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets, which range from three to five years.

Research and Development Costs

Research and development costs are charged to expense when incurred.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

QUANTUM HIPAA CONSULTING GROUP, INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS


NOTE 2:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Company has not recognized any benefit of start up cost or net operating loss carry forwards, totaling approximately $255,000, in the accompanying financial statements in accordance with the provisions of SFAS No. 109, as the realization of this deferred tax benefit is not likely. A 100% valuation allowance has been recognized to offset the entire effect of the Company's net deferred tax asset. The net operating losses will expire in 2021 and 2022.

Recent Accounting Pronouncements

In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards (" SFAS ') No. 143 which requires entities to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred and a corresponding increase in the carrying amount of the related long-lived asset. Subsequently, the asset retirement cost should be allocated to expense using a systematic and rational method over its useful life. SFAS No. 143 is effective for fiscal years beginning after June 15, 2002. Adoption of SFAS No. 143 did not have a material impact on the Company's financial statements.

In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. This statement addresses accounting and reporting for costs associated with exit or disposal activities and nullifies emerging issues Task Force Issue No. 94-3. The statement is effective for exit or disposal costs initiated after December 31, 2002, with early application encouraged. The Company adopted SFAS No. 146 effective January 1, 2003, which did not have a material impact on the Company's financial statements.

In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure-an amendment of FASB Statement No. 123. This statement provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. Adoption of SFAS No. 148 did not have a material impact on the Company's financial statements.

QUANTUM HIPAA CONSULTING GROUP, INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS



NOTE 2:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In May 2003, the FASB issued SFAS No. 150, "Accounting For Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS No. 150 changes the accounting for certain financial instruments with characteristics of both liabilities and equity that, under previous pronouncements, issuers could account for as equity. The new accounting guidance contained in SFAS No. 150 requires that those instruments be classified as liabilities in the balance sheet. SFAS No. 150 affects the issuer's accounting for three types of freestanding financial instruments. One type is mandatory redeemable shares, which the issuing company is obligated to buy back in exchange for cash or other assets. A second type includes put options and forward purchase contracts, which involve instruments that do or may require the issuer to buy back some of its shares in exchange for cash or other assets. The third type of instruments that are liabilities under this Statement is obligations that can be settled with shares, the monetary value of which is fixed, tied solely or predominantly to a variable such as a market index, or varies inversely with the value of the issuers' shares. SFAS No. 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety. Most of the provisions of SFAS No. 150 are consistent with the existing definition of liabilities in FASB Concepts Statement No. 6, "Elements of Financial Statements". The remaining provisions of this Statement are consistent with the FASB's proposal to revise that definition to encompass certain obligations that a reporting entity can or must settle by issuing its own shares. This Statement shall be effective for financial instruments entered into or modified after May 31, 2003 and otherwise shall be effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatory redeemable financial instruments of a non-public entity, as to which the effective date is for fiscal periods beginning after December 15, 2003. The Company is currently assessing the impact of SFAS No. 150, which is not expected to have a material impact on the Company's financial statements.

Interim Financial Information for the Six Month Period Ended April 30, 2003 and 2002

The information presented as of April 30, 2003 and 2002 has not been audited. In the opinion of management, the unaudited interim financial statements include all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the Company's financial position as of April 30, 2003 and 2002, and the results of its operations and its cash flows for the six months ended April 30, 2003 and 2002, and the stockholders' deficit for the six months ended April 30, 2003. The results of operations for the six months period ended April 30, 2003 are not necessarily indicative of the results for the full year.

NOTE 3: COMMITMENTS

As of October 31, 2002, the Company had commitments under operating leases for premises, maturing December 31, 2002. Rent expense for the year ended October 31, 2002 was $18,447.

NOTE 4: RELATED PARTY TRANSACTIONS

From inception, July 24, 2001 through October 31, 2002, the sole shareholder has advanced to the Company $179,080, which is non-interest bearing. (See Note 5)

QUANTUM HIPAA CONSULTING GROUP, INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS



NOTE 5: SUBSEQUENT EVENTS

On November 1, 2002, the Company entered into an agreement with a shareholder to purchase certain intellectual property integral to the Company's business. In exchange, the company issued a three (3) year installment note for $179,080 with an interest rate of eighteen percent (18%) per annum. The price of the sale was equal to the cost the shareholder incurred to develop the property purchased. The note is payable monthly starting January 2003. The Company is in technical default as no payments have been made on the note. The Company is accruing interest, at 18% per annum, monthly on the unpaid principal balance and has classified the note as current as per the agreement.

On November 2, 2002 the Company signed a demand note, with an interest rate of eighteen percent (18%) per annum, for the expenses a shareholder paid on behalf of the Company subsequent to the sale of the intellectual property. The note balance as of April 30, 2003 was $4,532.

Effective May 28, 2003, the Company consummated a merger pursuant to a merger agreement with Transform Pack International, Inc. The Transform Pack International, Inc. completed the merger by issuing 27,000,000 million shares of Common Stock, in exchange for all the issued and outstanding shares of the Company. For accounting purposes, the acquisition will be treated as a recapitalization of the Company. The value of the net assets of the Company after the acquisition was completed is the same as their historic book value.

In July 2003, the Company purchased a 20% interest Renaissance Health Systems, Inc. for $5,000 from a shareholder of the Company. Renaissance Health Systems is a development stage enterprise in the health care business. Additionally, the Company purchased a 20% interest in Quantum Medical Technologies, Inc. for $5,000 from a shareholder of the Company. Quantum Medical Technologies, Inc. is a development stage enterprise in the medical technologies business.

                         Pro Forma Financial Information

   Transform Pack International, Inc. and Quantum HIPAA Consulting Group, Inc.
                     Introduction to Pro Forma Balance Sheet
                                   (Unaudited)






On May 28, 2003 a majority of the shareholders of Transform Pack International, Inc. approved an Agreement and Plan of Exchange between Transform Pack International, Inc. and Quantum HIPAA Consulting Group, Inc. whereby Transform Pack International, Inc. issued 27,000,000 shares of its Common Stock in exchange for all of the outstanding common stock of Quantum HIPAA Consulting Group, Inc.

The following Pro Forma Combined Balance Sheets of the Registrant are reflective of the year end change to October 31st, as filed on 8-K dated August 29, 2003 and have been prepared by management of the Registrant based upon the balance sheets of the Registrant as of August 31, 2002 and February 28, 2003 and of Quantum HIPAA Consulting Group, Inc. as of October 31, 2002 and April 30, 2003. For accounting purposes, the acquisition has been treated as an acquisition of Transform Pack International, Inc. by Quantum HIPAA Consulting Group, Inc. and as a recapitalization of Quantum HIPAA Consulting Inc. The pro forma balance sheet gives effect to the transaction as a public shell merger and the assumptions and adjustments in the accompanying notes to pro forma combined balance sheets. The pro forma combined balance sheet as of October 31, 2002 gives effect to the transaction as if it had occurred as of August 31, 2002. The pro forma combined balance sheet as of April 30, 2003 gives effect to the proposed transaction as if it had occurred as of February 28, 2003.

The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The pro forma combined balance sheets do not purport to represent what the combined companies' financial position would actually have been had the proposed transaction occurred on such date or as of the beginning of the period indicated, or to project the combined companies' financial position for any future period.

   Transform Pack International, Inc. and Quantum HIPAA Consulting Group, Inc.
                   Pro Forma Condensed Combined Balance Sheet
                                October 31, 2002
                                   (Unaudited)

                                     ASSETS

                                    Historical
                              ------------------------
                                October    August 31,
                               31, 2002      2002                      Pro Forma       Pro Forma
                                Quantum    Transform     Combined     Adjustments       Combined
                              -----------  -----------  -----------  -------------    ------------
CURRENT ASSETS
Cash                                       $        -   $        -                    $         -
Inventory                              -       76,363       76,363        (76,363)              -
Prepaid expenses and other
 assets                                -        4,597        4,597   $     (4,597)              -
Accounts recievable                    -      127,694      127,694       (127,694)              -
                              -----------  -----------  -----------  -------------    ------------
      Total Current Assets             -      208,654      208,654       (208,654)              -
                              -----------  -----------  -----------  -------------    ------------

PROPERTY & EQUIPMENT - NET         2,072      381,553      383,625       (381,553)          2,072
                              -----------  -----------  -----------  -------------    ------------
OTHER ASSETS
Other assets                       1,820                     1,820                          1,820
Investment in affiliate                -        2,000        2,000         (2,000)              -
                              -----------  -----------  -----------  -------------    ------------
      Total Other Assets           1,820        2,000        3,820         (2,000)          1,820

TOTAL ASSETS                  $    3,892   $  592,207   $  596,099   $   (592,207)    $     3,892
                              ===========  ===========  ===========  =============    ============

                  LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Cash overdraft                $        -   $  429,221   $  429,221   $   (429,221)    $        -
Accounts payable                  18,788      445,516      464,304       (324,664)(b)     139,640
Current-portion - LT debt              -       66,951       66,951        (66,951)              -
Current-portion - redeemable
 preferred shares                             120,000      120,000       (120,000)              -
Loan payable                     179,080                   179,080                        179,080
                                       -            -            -              -               -
                              -----------  -----------  -----------  -------------    ------------
      Total Current
       Liabilities               197,868    1,061,688    1,259,556       (940,836)        318,720
                              -----------  -----------  -----------  -------------    ------------

Long-term debt                         -      806,323      806,323       (806,323)              -
Due to shareholder                     -      221,077      221,077       (221,077)              -
                              -----------  -----------  -----------  -------------    ------------
     Total Long-term
      Liabilities                      -    1,027,400    1,027,400     (1,027,400)              -

Shareholders' Equity
 (Deficit):
Common stock                      20,000    2,080,812    2,100,812     (1,972,376) (a)    128,436
Additional paid in capital             -                         -       (229,288) (a)   (229,288)
Retained Earnings               (213,976)  (3,577,693)  (3,791,669)     3,577,693        (213,976)
                              -----------  -----------  -----------  -------------    ------------
  Total Shareholders' Equity
   (Deficit)                    (193,976)  (1,496,881)  (1,690,857)     1,376,029        (314,828)
                              -----------  -----------  -----------  -------------    ------------

TOTAL LIABILITIES &
 SHAREHOLDERS' EQUITY
 (DEFICIT)                    $    3,892   $  592,207   $  596,099   $   (592,207)    $     3,892
                              ===========  ===========  ===========  =============    ============

                    See notes to pro forma condensed balance sheets.

     Transform Pack International, Inc. and Quantum HIPAA Consulting Group, Inc.
                     Pro Forma Condensed Combined Balance Sheet
                                   April 30, 2003
                                     (Unaudited)

                                     ASSETS

                                    Historical
                              ------------------------
                               4/30/2003    2/28/2003                  Pro Forma       Pro Forma
                                Quantum     Transform    Combined     Adjustments       Combined
                              -----------  -----------  -----------  -------------    ------------
CURRENT ASSETS
Cash                                       $   50,261   $   50,261   $    (50,261)    $         -
Inventory                                      40,347       40,347        (40,347)              -
Prepaid expenses and other
 assets                                           922          922           (922)              -
                                       -            -            -              -               -
                              -----------  -----------  -----------  -------------    ------------
      Total Current Assets             -       91,530       91,530        (91,530)              -

PROPERTY & EQUIPMENT - NET         1,450      350,787      352,237       (350,787)          1,450
                              -----------  -----------  -----------  -------------    ------------

OTHER ASSETS
  Seccurity deposits                   -                         -              -               -
Investment in affiliate                -        2,000        2,000         (2,000)              -
                              -----------  -----------  -----------  -------------    ------------
      Total Other Assets               -        2,000        2,000         (2,000)              -

TOTAL ASSETS                  $    1,450   $  444,317   $  445,767   $   (444,317)    $     1,450
                              ===========  ===========  ===========  =============    ============

                    LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
Cash overdraft                $        -   $  426,004   $  426,004   $   (426,004)    $         -
Accounts payable                  71,245      364,216      435,461       (243,364) (b)    192,097
Current-portion - LT debt              -       66,951       66,951        (66,951)              -
Current-portion - redeemable
 preferred shares                             566,250      566,250       (566,250)              -
Loan payable                     183,612            -      183,612              -         183,612
                              -----------  -----------  -----------  -------------    ------------
      Total Current
       Liabilities               254,857    1,423,421    1,678,278     (1,302,569)        375,709
                              -----------  -----------  -----------  -------------    ------------

Long-term debt                         -      406,760      406,760       (406,760)              -
Due to shareholder                     -      231,077      231,077       (231,077)              -
                              -----------  -----------  -----------  -------------    ------------
     Total Long-term
      Liabilities                      -      637,837      637,837       (637,837)              -

Shareholders' Equity
 (Deficit):
Common stock                      20,000    2,130,820    2,150,820     (2,022,384) (a)    128,436
Additional paid in capital                                       -       (229,288) (a)   (229,288)
Retained Earnings               (273,407)  (3,747,761)  (4,021,168)     3,747,761        (273,407)
                              -----------  -----------  -----------  -------------    ------------
  Total Shareholders'Equity
   (Deficit)                    (253,407)  (1,616,941)  (1,870,348)     1,496,089        (374,259)
                              -----------  -----------  -----------  -------------    ------------
TOTAL LIABILITIES &
 SHAREHOLDERS' EQUITY
 (DEFICIT)                    $    1,450   $  444,317   $  445,767   $   (444,317)    $     1,450
                              ===========  ===========  ===========  =============    ============

                See notes to pro forma condensed balance sheets.

Notes to Pro Forma Condensed Balance Sheets (Unaudited)


The pro forma  balance  sheet at April  30,  2003 is based on the  period  ended
February 28, 2003 for the registrant and April 30, 2003 for Quantum HIPAA Consulting Group, Inc. The pro forma balance sheet gives effect to the share exchange as if it had occurred on February 28, 2003. The pro forma balance sheet at October 31, 2002 is based on the period ended August 31, 2002 for the registrant and October 31, 2002 for Quantum HIPAA Consulting Group, Inc. The pro forma balance sheet gives effect to the share exchange as if it had occurred on August 31, 2002.

(a) Reflects the accounting for the merger of Quantum HIPAA Consulting Group, Inc., which consists of issuance of 27,000,000 shares of common stock and the cancellation of 7,000,000 for the disposition of the operating subsidiary as per the merger agreement.

(b) Reflects assumption of $112,036 of the registrant's payables and $8,816 of merger related expenses